EXHIBIT 10.8





                              OPTION AGREEMENT FOR
                                PURCHASE AND SALE

         COMES NOW RDC International Inc., a Florida corporation, and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation, "Seller" and Quantam Financial Management Company, a Florida corporation, "Buyer," and the Seller have received certain consideration from the Buyer, which Seller acknowledges as good and sufficient consideration, now therefore the parties agree as follows:

     (1) RDC International Inc., a Florida Corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida Corporation hereby grant to Quantam, Financial Management Company, a Florida corporation, an option to purchase 100,000 shares of the common stock of RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation, at par (that is 0.001 dollars per share)

     (2)  Said option may be exercised,  without further  consideration,  at the
          discretion  of  Quantam  Financial   Management   Company,  a  Florida
          corporation, for a period of one (1) year.

         RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation, represent and warrant that they are currently capable of listing said shares with NASDAQ, having complied with all requirements for said listing other than the mechanics of completing their 15c2-11.

         In the event the shares of RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation, as to which this option is granted, are not trading on a national exchange within 60 days of the date of this agreement, then and in such event RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation agree that if registration of any of its shares is accomplished thereafter, the shares references herein will be registered simultaneously so that they will be free trading, either by piggyback registration or otherwise, and not restricted. These representations and warranties by RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation are not subject to qualification by a underwriter or otherwise, nor subject to lockup agreements, nor in any other way subject to future restrictions. Likewise, RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation agrees that they will not dilute the shares as to which the option agreement refers by further issuance or offering of its stock, i.e. if RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation do increase the common shares outstanding it will increase this option agreement pro- rata so that the interest of the option holder, Quantam Financial Management Company, a Florida corporation, in RDC International Inc., a Florida corporation and its wholly owned subsidiary Retrieval Dynamics Corporation, a Florida corporation, is not diluted in any manner.

Signed Sealed and Delivered This ____ day of ________, 2000.

                                               RDC International Inc., a Florida
                                     corporation and its wholly owned subsidiary
                          Retrieval Dynamics Corporation, a Florida Corporation.

                                        /s/ Peter Voghel
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Witness                                 By: Peter Voghel
                                        It's: President
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Witness
                                        Quantam Financial Management Company,
                                        A Florida corporation,

                                        /s/ Richard Groener
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Witness                                 By: Richard Groener, Vice President


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Witness